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EXHIBIT 10.9

                  THIRD AMENDMENT TO MASTER AGREEMENT

         This Third Amendment to Master Agreement dated as of July 31, 2002 ("THIRD AMENDMENT"), is executed by and among the parties set forth on the signature pages hereto.

                                    RECITALS

         A. ORIGINAL AGREEMENT. The parties hereto are parties to that certain Master Subordination, Waiver, Release and Indemnification Agreement, dated as of March 27, 2002, as amended (as amended prior to the date hereof, the "ORIGINAL AGREEMENT").

         B. DEFINED TERMS. Each capitalized term that is not otherwise defined herein shall have the meaning ascribed to such term in the Original Agreement.

         C. ADDITIONAL OBLIGATIONS. Watley, Watley, Inc. and Integrated Software Solutions, Inc. ("INTEGRATED") are parties to a certain Asset Purchase Agreement (the "ASSET PURCHASE AGREEMENT") dated the date hereof as well certain Related Documents (as defined therein).

         D. AMENDMENTS. As a condition precedent to the Closing (as defined in the Asset Purchase Agreement), the parties hereto have agreed that the Original Agreement shall be amended as set forth herein, and that as a result, all of the references in the Transaction Documents shall be correspondingly amended.

         E. MASTER AGREEMENT. The Original Agreement, as amended by this Third Amendment, shall be the "MASTER AGREEMENT," as such term is used in the Transaction Documents.

                                    AGREEMENT

         In consideration of the agreements contained herein, the parties hereto hereby agree as follows:

                  Section 1. AMENDMENTS. The Parties hereto recognize and agree that, from and after the date hereof, Section 5.01 of the Original Agreement shall be deleted and the following new text inserted in lieu thereof:

                  Section 5.01 RELEASE OF PENSON, ET AL. Each of Watley, Watley, Inc., the Related Parties, the members of the Malin Group, SDS (in SDS`s capacity as a holder of Preferred Stock), and the members of the DMG Group (in such members` capacity as holders of Preferred Stock), for itself, its successors and assigns, and such individuals` heirs, legal representatives and assigns, as applicable (collectively, the "RELEASING Parties"), does hereby unconditionally and irrevocably compromise, settle, remise, acquit, and fully and forever release and discharge Penson, Integrated and their affiliates and subsidiaries and their officers, servants, employees, agents, attorneys, principals, directors and shareholders, as well as their respective heirs, legal representatives, successors, and assigns (collectively, the "RELEASED PARTIES")

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from any and all  claims,  demands,  causes of  action,  obligations,  remedies, suits, damages, and liabilities (collectively, the "CLAIMS") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity, or under statute, which the Releasing Parties ever had, now have, or in the future may claim to have against the Released Parties which may have arisen at any time on or prior to the date hereof in any manner related to (a) the Clearing Agreement and the License Agreement among Watley, Watley, Inc. and Penson dated as of June 1, 2002, and Penson`s obligations thereunder, the Original Penson Loan, the Penson Loan, the other Transaction Documents, or the enforcement or attempted enforcement by Penson of its rights, remedies or recourses related thereto and (b) the execution and delivery of the Asset Purchase Agreement and each Related Document, as well as the transactions contemplated by the Asset Purchase Agreement in connection with such actions as may be taken after the date hereof by the Released Parties to negotiate transfers of Assets (as defined in the Asset Purchase Agreement) and Assumed Liabilities (as defined in the Asset Purchase Agreement) with third parties in furtherance of performance by the Released Parties of the terms of the Asset Purchase Agreement and/or to the extent the performance by the Released Parties of the Related Documents is affected thereby. Each Releasing Party acknowledges having had the opportunity to seek the advice of counsel and to review the documents and transactions referenced in this Section 5.01.

The Parties hereto also agree that, from and after the date hereof, (a) Exhibit A to the Original Agreement shall be deleted and the attached Exhibit A inserted in lieu thereof, (b) they are consenting, after careful consideration, to the execution, delivery and performance of the Asset Purchase Agreement and all Related Documents and that defined terms used in .the Original Agreement (including, without limitation, Penson Note, Penson Loan and Senior Indebtedness) as well as other Transaction Documents shall be deemed modified to give effect to the transactions contemplated by the Asset Purchase Agreement and all Related Documents, and (c) the Original Agreement, as amended hereby, and the other Transaction Documents, shall be broadly construed to afford Penson their intended benefits notwithstanding the execution, delivery and performance of the Asset Purchase Agreement and the Related Documents.

                  Section 2. Intentionally Omitted. Section 3. EFFECT OF AMENDMENT. Except as expressly stated herein or as otherwise expressly agreed by the parties thereto, (a) the Transaction Documents are and shall be unchanged and remain in full force and effect, and (b) this Third Amendment shall not constitute a waiver of any Default or Event of Default (as such capitalized terms are defined in the Penson Note), or a waiver of the right of Penson to insist upon compliance with any term, covenant, condition, or provision of the Transaction Documents, as amended hereby. Except as specifically stated herein, the execution and delivery of this Third Amendment shall in no way release, harm or diminish, impair, reduce or otherwise affect, the respective obligations and liabilities of the parties under the Transaction Documents, all of which shall continue in full force and effect.

                  Section 4. MISCELLANEOUS. This Third Amendment is a contract made under and shall be construed in accordance with and governed by the laws of the state of New York. This Third Amendment shall benefit and bind the parties hereto and their respective assigns, successors and legal representatives. This

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Third Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. All titles or headings to the sections or other divisions of this Third Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or the divisions, such other content being controlling as to the agreement between the parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                 PENSON FINANCIAL SERVICES, INC., a
                                 North Carolina corporation

                                 By:
                                     ----------------------------------------

                                 Name:
                                          -----------------------------------

                                 Title:
                                        -------------------------------------



                                 SDS MERCHANT FUND, L.P., a Delaware limited partnership

                                     By:
                                       ----------------------------------------
                                       SDS Capital Partners, LLC, its general
                                       partner


                                       By:
                                         --------------------------------------
                                         Steven Derby, Managing Member



                                 DMG  LEGACY  INTERNATIONAL  LTD.,  a
                                 British  Virgin  Islands  corporation

                                 By:
                                     ----------------------------------------

                                 Name:
                                          -----------------------------------

                                 Title:
                                        -------------------------------------



                                 DMG  LEGACY   INSTITUTIONAL  FUND,
                                 LLC,  a  Delaware  limited liability company

                                      By:
                                          -----------------------------------

                                      Name:
                                          -----------------------------------

                                      Title:
                                          -----------------------------------


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                                 DMG LEGACY FUND, LLC, a Delaware limited
                                 liability company

                                      By:
                                          -----------------------------------

                                      Name:
                                           ----------------------------------

                                      Title:
                                           ----------------------------------



                                 A. B. WATLEY  GROUP INC., a
                                 Delaware corporation

                                 By:
                                     ------------------------------------------

                                 Name:
                                     ------------------------------------------

                                 Title:
                                     ------------------------------------------



                                 A. B.  WATLEY,  INC., a New
                                 York corporation

                                 By:
                                     ------------------------------------------
                                 Name:
                                     ------------------------------------------

                                 Title:
                                        ---------------------------------------



                                 RELATED PARTIES:



                                 ---------------------------------------------
                                 ROBERT MALIN


                                 ---------------------------------------------
                                 STEVEN MALIN


                                 ---------------------------------------------
                                 LINDA MALIN


                                 ---------------------------------------------
                                 ERIC STEINBERG


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                                 ---------------------------------------------
                                 LEON FERGUSON


                                 ---------------------------------------------
                                 ANTHONY G. HUSTON


                                 ---------------------------------------------
                                 MARILYN WALDORF


                                 ---------------------------------------------
                                 LEONARD MALIN


                                 MALIN GROUP MEMBERS:

                                 LAN/WAN, INC.

                                 By:
                                   --------------------------------------------
                                   Robert Malin, President


                                   ATLANTIC GROUP, INC.

                                 By:
                                   --------------------------------------------
                                   Steven Malin, President


                                 KETER CORP.

                                 By:
                                   --------------------------------------------
                                   Linda Malin, President


                                 ----------------------------------------------
                                 STEVEN MALIN


                                 ----------------------------------------------
                                 ANTHONY G. HUSTON


                                 ----------------------------------------------
                                 ERIC STEINBERG



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